EXHIBIT 99.2
FOR IMMEDIATE RELEASE
ITC Holdings Corp. Announces Completion of Private
Placements of $50.0 Million at Subsidiary METC and $75
Million at Subsidiary ITC Midwest
Novi, Michigan — December 22, 2008 — ITC Holdings today announced the closing of private placement financings at two of its subsidiaries, METC and ITC Midwest. METC issued $50 million of 6.63% Senior Secured Notes due 2014 on December 18, 2008. On December 22, 2008, ITC Midwest issued $40 million of 7.12% First Mortgage Bonds due 2017 and $35 million of 7.27% First Mortgage Bonds due 2020.
“We are very pleased we completed these debt issuances in these difficult capital markets,” said Joseph L. Welch, chairman, president and CEO of ITC. “These security issuances will enable ITC and its subsidiaries to complete our capital expenditure plans for 2009.”
The securities offered will not be and have not been registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.
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About ITC Holdings Corp.
ITC Holdings Corp. (NYSE: ITC) invests in the electricity transmission grid to improve electric reliability, improve access to markets, and lower the overall cost of delivered energy. ITC is the largest independent electricity transmission company in the country. Through its subsidiaries, ITCTransmission, Michigan Electric Transmission Company (METC) and ITC Midwest, ITC operates contiguous, regulated, high-voltage transmission systems in Michigan’s Lower Peninsula and portions of Iowa, Minnesota, Illinois and Missouri, serving a combined peak load in excess of 25,000 megawatts. ITC is also focused on new areas where significant transmission system improvements are needed through subsidiaries ITC Grid Development, ITC Great Plains and ITC Panhandle Transmission. For more information, please visit: http://www.itc-holdings.com.
Safe Harbor Statement and Legal Disclaimer
This press release contains certain statements that describe our management’s beliefs concerning future business conditions and prospects, growth opportunities and the outlook for our business and the electricity transmission industry based upon information currently available. Such statements are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. Wherever possible, we have identified these forward-looking statements by words such as “anticipates,” “believes,” “intends,” “estimates,” “expects,” “projects” and similar phrases. These forward-looking statements are based upon assumptions our management believes are reasonable. Such forward-looking statements are subject to risks and uncertainties which could cause our actual results, performance and achievements to differ materially from those expressed in, or implied by, these statements, including, among other things, the risks and uncertainties disclosed in our annual report on Form 10-K and our quarterly reports on Form 10-Q filed with the Securities and Exchange Commission from time to time.
Because our forward-looking statements are based on estimates and assumptions that are subject to significant business, economic and competitive uncertainties, many of which are beyond our control or are subject to change, actual results could be materially different and any or all of our forward-looking statements may turn out to be wrong. They speak only as of the date made and can be affected by assumptions we might make or by known or unknown risks and uncertainties. Many factors mentioned in this press release and in our annual and quarterly reports will be important in determining future results. Consequently, we cannot assure you that our expectations or forecasts expressed in such forward-looking statements will be achieved. Actual future results may vary materially. Except as required by law, we undertake no obligation to publicly update any of our forward-looking or other statements, whether as a result of new information, future events, or otherwise. (itc-ITC)
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Investor/Analyst Contact:	Media Contact:
ITC Holdings	ITC Holdings
Pat Wenzel	Cheryl Eberwein
248-946-3570	248-767-1068
pwenzel@itc-holdings.com	ceberwein@itctransco.com